Exhibit 10.23
SIXTH AMENDMENT TO
FIFTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO FIFTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of December 31, 2024 (the “Effective Date”), is made by and among PARLEX 2 FINANCE, LLC, a Delaware limited liability company (“Parlex 2”), PARLEX 2A FINCO, LLC, a Delaware limited liability company (“Parlex2A”), PARLEX 2 UK FINCO, LLC, a Delaware limited liability company (“Parlex 2 UK”),PARLEX 2 EUR FINCO, LLC, a Delaware limited liability company (“Parlex 2 EUR”), PARLEX2 AU FINCO, LLC, a Delaware limited liability company (“Parlex 2 AU”), PARLEX 2 CADFINCO, LLC, a Delaware limited liability company (“Parlex 2 CAD”), WISPAR 5 FINCO, LLC,a Delaware limited liability company (“Wispar 5”) and SILVER FIN II SUB TC PTY LTD, a proprietary company incorporated under the laws of Australia (ACN 657 021 577), acting in its personal capacity and as trustee of the Silver Fin II Sub Trust (ABN 36 362 640 907) (“Silver Fin”, and, together with Parlex 2, Parlex 2A, Parlex 2 UK, Parlex 2 EUR, Parlex 2 AU, Parlex 2 CAD and Wispar 5, individually and/or collectively as the context may require, “Seller”), BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”) (for the purpose of acknowledging and agreeing to the provision set forth in Section 3 hereof), and CITIBANK, N.A., a national banking association (“Buyer”).

W I T N E S S E T H:
WHEREAS, Seller and Buyer have entered into that certain Fifth Amended and Restated Master Repurchase Agreement, dated as of April 16, 2021, as amended by that certain First Amendment to Fifth Amended and Restated Master Repurchase Agreement, dated as of August 26, 2021, that certain Second Amendment to Fifth Amended and Restated Master Repurchase Agreement, dated as of December 24, 2021, that certain Third Amendment to Fifth Amended and Restated Master Repurchase Agreement, dated as of May 25, 2022, that certain Fourth Amendment to Fifth Amended and Restated Master Repurchase Agreement, dated as of January 24, 2023 and effective as of January 17, 2024, and that certain Fifth Amendment to Fifth Amended and Restated Master Repurchase Agreement, dated as of June 6, 2024 (as the same may be amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Repurchase Agreement”);

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Repurchase Agreement; and

WHEREAS, Seller and Buyer desire to modify certain terms and provisions of the Repurchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of ten dollars ($10) and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller and Buyer covenant and agree as follows as of the date hereof

1. Modification of Repurchase Agreement. The Repurchase Agreement is hereby modified as of the Effective Date as follows:

(a) The following definition in Section 2 of the Repurchase Agreement is hereby deleted in its entirety and the following corresponding definition is substituted therefor:

“Facility Availability Period” shall mean the period commencing on June 12, 2013 and ending on January 24, 2027 (or if such day is not a Business Day, the next succeeding Business Day); provided, that the Facility Availability Period shall be extendible by Seller for one additional twelve (12) month period ending on January 24, 2028 (or if such day is not a Business Day, the next succeeding Business Day), subject to the following:

(a)     Seller delivers to Buyer a written request of the extension of the Facility Availability Period no earlier than ninety (90) nor later than thirty (30) days before the last day of the original Facility Availability Period,

(b)     no Event of Default has occurred and is continuing on the date the request to extend is delivered or on the last day of the original Facility Availability Period, and

(c)     no Margin Deficit exists that has not been satisfied.

(b) The paragraph titled “Payments to Buyer” on Annex I to the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

Payments to Buyer: Payments to Buyer under this Agreement shall be made by transfer, via wire transfer, to the following account of Buyer:

Bank: Citibank, New York
ABA #: 021000089
Account #: 4078-4524
Account Name: SSB
Ref: Parlex 2 Finance LLC
Attention: Mortgage Ops

2. Seller’s Representations. Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles. No Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

3. Reaffirmation of Guaranty. Guarantor has executed this Amendment for the purpose of acknowledging and agreeing that, notwithstanding the execution and delivery of this Amendment and the amendment of the Repurchase Agreement hereunder, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.

4. Full Force and Effect. Except as expressly modified hereby, all of the terms, covenants and conditions of the Repurchase Agreement and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed by Seller. Any inconsistency between this Amendment and the Repurchase Agreement (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Repurchase Agreement inconsistent with this Amendment. All references to the “Agreement” in the Repurchase Agreement or to the “Repurchase Agreement” in any of the other Transaction Documents shall mean and refer to the Repurchase Agreement as modified and amended hereby.

5. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Repurchase Agreement, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.

6. Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

7. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures.

8. Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 20 of the Repurchase Agreement.

[No Further Text on this Page; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written and effective as of the Effective Date.
BUYER:

CITIBANK, N.A.

By: /s/ Lindsay DeChiaro
Name: Lindsay DeChiaro
Title: Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to Sixth Amendment to Fifth Amended and Restated Master Repurchase Agreement]

SELLER:

PARLEX 2 FINANCE, LLC,
a Delaware limited liability company

By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

PARLEX 2A FINCO, LLC,
a Delaware limited liability company

By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

PARLEX 2 UK FINCO, LLC,
a Delaware limited liability company

By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

PARLEX 2 EUR FINCO, LLC,
a Delaware limited liability company

By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to Sixth Amendment to Fifth Amended and Restated Master Repurchase Agreement]

PARLEX 2 AU FINCO, LLC,
a Delaware limited liability company

By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

PARLEX 2 CAD FINCO, LLC,
a Delaware limited liability company

By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

WISPAR 5 FINCO, LLC,
a Delaware limited liability company

By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory

Executed by SILVER FIN II SUB TC PTY
LTD in its personal capacity and as trustee
for Silver Fin II Sub Trust:

/s/ Issa Chehab
Signature of director

Issa Chehab
Full name of director who states that they are
a director of Silver Fin II Sub TC Pty Ltd

[Signature Page to Sixth Amendment to Fifth Amended and Restated Master Repurchase Agreement]

GUARANTOR:
BLACKSTONE MORTGAGE TRUST, INC.

By: /s/ Ana Gonzalez-Iglesias
Name: Ana Gonzalez-Iglesias
Title: Authorized Signatory
[Signature Page to Sixth Amendment to Fifth Amended and Restated Master Repurchase Agreement]